COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 4 – COMMITMENTS AND CONTINGENCIES

Service Agreement

Commencing November 1, 2017, Jupiter Gold established a cost sharing arrangement with Brazil Minerals whereby it agreed to pay $1,250 per month for support services including facilities and personnel.

Monthly Honorarium

MJL pays as honorarium to its administrator, Jupiter Gold's Chief Executive Officer, the minimum monthly salary as set annually by the Brazilian government. The minimum monthly salary was approximately $204 (or 1,045 Brazilian Reais) during 2020, $252 (or 998 Brazilian Reais) during 2019, and $246 (or 954 Brazilian Reais) during 2018.